Quarterly Holdings Report
for
Fidelity Advisor Freedom® 2005 Fund
December 31, 2022
AFF5-NPRT3-0323
1.811311.118
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.32% to 4.39% 1/5/23 to 3/30/23 (b) (Cost $178,791)	180,000	178,846

Domestic Equity Funds - 7.9%
	Shares	Value ($)
Fidelity Advisor Series Equity Growth Fund (c)	86,202	1,030,976
Fidelity Advisor Series Growth Opportunities Fund (c)	82,817	725,480
Fidelity Advisor Series Small Cap Fund (c)	39,777	420,838
Fidelity Series All-Sector Equity Fund (c)	43,357	378,505
Fidelity Series Commodity Strategy Fund (c)	7,643	805,116
Fidelity Series Large Cap Stock Fund (c)	91,771	1,516,981
Fidelity Series Large Cap Value Index Fund (c)	11,869	163,667
Fidelity Series Opportunistic Insights Fund (c)	62,402	892,973
Fidelity Series Small Cap Opportunities Fund (c)	44,042	513,975
Fidelity Series Stock Selector Large Cap Value Fund (c)	80,810	961,644
Fidelity Series Value Discovery Fund (c)	66,734	984,997
TOTAL DOMESTIC EQUITY FUNDS (Cost $7,239,077)		8,395,152

International Equity Funds - 14.0%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	68,000	892,842
Fidelity Series Emerging Markets Fund (c)	86,020	665,797
Fidelity Series Emerging Markets Opportunities Fund (c)	383,768	5,994,454
Fidelity Series International Growth Fund (c)	158,450	2,259,496
Fidelity Series International Small Cap Fund (c)	41,462	615,296
Fidelity Series International Value Fund (c)	224,589	2,252,623
Fidelity Series Overseas Fund (c)	207,592	2,254,450
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $12,637,804)		14,934,958

Bond Funds - 67.2%
	Shares	Value ($)
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund (c)	2,193,695	20,357,491
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	67,731	521,525
Fidelity Series Emerging Markets Debt Fund (c)	76,054	558,235
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	21,366	185,674
Fidelity Series Floating Rate High Income Fund (c)	12,027	105,595
Fidelity Series High Income Fund (c)	70,350	567,018
Fidelity Series International Credit Fund (c)	13,951	107,422
Fidelity Series International Developed Markets Bond Index Fund (c)	488,023	4,104,277
Fidelity Series Investment Grade Bond Fund (c)	4,166,045	41,035,549
Fidelity Series Long-Term Treasury Bond Index Fund (c)	672,928	3,943,357
Fidelity Series Real Estate Income Fund (c)	16,323	154,085
TOTAL BOND FUNDS (Cost $79,695,043)		71,640,228

Short-Term Funds - 10.7%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (d)	197,483	197,522
Fidelity Series Government Money Market Fund 4.35% (c)(e)	9,107,946	9,107,946
Fidelity Series Short-Term Credit Fund (c)	222,957	2,129,236
TOTAL SHORT-TERM FUNDS (Cost $11,515,527)		11,434,704

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $111,266,242)	106,583,888
NET OTHER ASSETS (LIABILITIES) - 0.0%	(8,543)
NET ASSETS - 100.0%	106,575,345

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	15	Mar 2023	1,684,453	(4,602)	(4,602)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	2	Mar 2023	215,859	(1,592)	(1,592)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	5	Mar 2023	671,563	1,356	1,356

TOTAL PURCHASED					(4,838)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	4	Mar 2023	772,200	21,568	21,568
MSCI EAFE Index Future (United States)	6	Mar 2023	584,820	9,483	9,483
MSCI Emerging Markets Index Future (United States)	7	Mar 2023	335,790	3,209	3,209

TOTAL SOLD					34,260

TOTAL FUTURES CONTRACTS					29,422
The notional amount of futures purchased as a percentage of Net Assets is 2.4%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $178,846.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	55,815	1,140,642	998,935	2,442	-	-	197,522	0.0%
Total	55,815	1,140,642	998,935	2,442	-	-	197,522

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Advisor Series Equity Growth Fund	1,435,837	347,541	446,879	55,365	(30,133)	(275,390)	1,030,976
Fidelity Advisor Series Growth Opportunities Fund	984,605	352,192	335,709	3,831	(48,435)	(227,173)	725,480
Fidelity Advisor Series Small Cap Fund	651,729	121,680	249,824	39,140	(1,014)	(101,733)	420,838
Fidelity Series 0-5 Year Inflation-Protected Bond Index Fund	20,907,595	7,166,296	6,050,691	1,034,816	(121,160)	(1,544,549)	20,357,491
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	1,031,370	1,130,641	1,461,841	36,316	(99,649)	(78,996)	521,525
Fidelity Series All-Sector Equity Fund	615,810	64,004	194,801	20,850	(12,321)	(94,187)	378,505
Fidelity Series Canada Fund	1,362,090	141,258	418,029	28,558	20,768	(213,245)	892,842
Fidelity Series Commodity Strategy Fund	2,118,309	1,178,663	1,389,984	974,689	(275,078)	(826,794)	805,116
Fidelity Series Emerging Markets Debt Fund	731,304	75,836	169,524	26,520	(39,697)	(39,684)	558,235
Fidelity Series Emerging Markets Debt Local Currency Fund	241,705	9,732	55,725	-	(10,424)	386	185,674
Fidelity Series Emerging Markets Fund	908,970	148,050	247,208	16,952	(22,567)	(121,448)	665,797
Fidelity Series Emerging Markets Opportunities Fund	8,189,517	1,378,353	2,385,764	145,318	(343,981)	(843,671)	5,994,454
Fidelity Series Floating Rate High Income Fund	145,049	19,739	53,270	5,791	(2,274)	(3,649)	105,595
Fidelity Series Government Money Market Fund 4.35%	13,492,074	1,605,062	5,989,190	150,842	-	-	9,107,946
Fidelity Series High Income Fund	859,033	60,110	263,917	31,708	(16,654)	(71,554)	567,018
Fidelity Series Inflation-Protected Bond Index Fund	2,727,543	31,496	2,709,283	14,159	69,545	(119,301)	-
Fidelity Series International Credit Fund	122,111	6,100	-	6,100	-	(20,789)	107,422
Fidelity Series International Developed Markets Bond Index Fund	4,388,303	1,373,725	1,187,462	33,452	(104,569)	(365,720)	4,104,277
Fidelity Series International Growth Fund	3,109,470	582,951	1,020,955	78,013	(155,540)	(256,430)	2,259,496
Fidelity Series International Small Cap Fund	852,805	128,091	228,830	37,761	(26,004)	(110,766)	615,296
Fidelity Series International Value Fund	3,141,037	491,152	1,113,621	76,410	(218)	(265,727)	2,252,623
Fidelity Series Investment Grade Bond Fund	55,392,046	4,161,374	13,438,975	1,118,455	(1,165,344)	(3,913,552)	41,035,549
Fidelity Series Large Cap Stock Fund	2,259,110	407,963	883,118	115,157	194,298	(461,272)	1,516,981
Fidelity Series Large Cap Value Index Fund	244,343	30,602	89,051	6,035	18,710	(40,937)	163,667
Fidelity Series Long-Term Treasury Bond Index Fund	5,351,573	1,047,742	1,237,313	91,541	(105,680)	(1,112,965)	3,943,357
Fidelity Series Opportunistic Insights Fund	1,326,831	268,627	432,608	44,025	(48,560)	(221,317)	892,973
Fidelity Series Overseas Fund	3,126,870	553,331	998,288	41,086	(106,644)	(320,819)	2,254,450
Fidelity Series Real Estate Income Fund	522,278	40,917	340,503	27,729	2,697	(71,304)	154,085
Fidelity Series Short-Term Credit Fund	3,379,362	222,225	1,415,010	32,978	(35,283)	(22,058)	2,129,236
Fidelity Series Small Cap Opportunities Fund	804,665	59,542	243,004	29,859	35,131	(142,359)	513,975
Fidelity Series Stock Selector Large Cap Value Fund	1,441,992	234,538	569,261	69,160	59,972	(205,597)	961,644
Fidelity Series Value Discovery Fund	1,468,683	191,603	579,708	52,677	128,625	(224,206)	984,997
	143,334,019	23,631,136	46,199,346	4,445,293	(2,241,483)	(12,316,806)	106,207,520

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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